SECURITIES AND EXCHANGE COMMISSION

                     WASHINGTON, D.C. 20549

               ___________________________________

                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported):
                         April 28, 1999

                   BANK OF AMERICA CORPORATION
     (Exact name of registrant as specified in its charter)

                            Delaware
 (State or other jurisdiction of incorporation or organization)

                             1-6523
                    (Commission File Number)

                           56-0906609
                (IRS Employer Identification No.)

                     100 North Tryon Street
                    Charlotte, North Carolina
            (Address of principal executive offices)

                              28255
                           (Zip Code)

                         (704) 386-5000
      (Registrant's telephone number, including area code)

                     BANKAMERICA CORPORATION
            (Former name, if changed since last report)


     ITEM 5.   OTHER EVENTS.

      Change of Corporate Name. On April 28, 1999, BankAmerica Corporation, the registrant (the "Registrant"), filed its Amended and Restated Certificate of Incorporation with the Delaware
Secretary of State, changing the name of the company from "BankAmerica Corporation" to "Bank of America Corporation." The corporate name change was approved by the Registrant's stockholders earlier that day at the Registrant's Annual Meeting of Stockholders in Charlotte, North Carolina. Copies of the Registrant's Amended and Restated Certificate of Incorporation and the Registrant's Amended and Restated Bylaws are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K. A copy of the press release announcing the name change is filed as Exhibit 99.3 to this Current Report on Form 8-K.

     ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits.

          The following exhibits are filed herewith:

     EXHIBIT NO.         DESCRIPTION OF EXHIBIT

                        99.1 Amended and  Restated  Certificate of
                        Incorporation of Registrant, as in effect on the date hereof.

                        99.2 Amended and Restated Bylaws of Registrant, as in effect on the date hereof.

                        99.3 Press Release dated April 28, 1999 with respect to Registrant's corporate name change.


                           SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BANK OF AMERICA CORPORATION




                         By:  /s/ Charles M. Berger
                                  Charles M. Berger
                                  Associate General Counsel


Dated:    May 7, 1999


                          EXHIBIT INDEX



EXHIBIT NO.         DESCRIPTION OF EXHIBIT

     99.1           Amended and Restated Certificate of
                    Incorporation of Registrant, as in effect on the date hereof.

     99.2 Amended and Restated Bylaws of Registrant, as in effect on the date hereof.

     99.3           Press  Release  dated  April  28,  1999  with
                    respect   to   Registrant's  corporate   name
                    change.